UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 24, 2021

Kronos Worldwide, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-31763	76-0294959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2620
(Address of Principal Executive Offices, and Zip Code)

Registrant’s Telephone Number, Including Area Code
(972) 233-1700

 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03              Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At its meeting on February 24, 2021, the registrant’s board of directors, pursuant to Article VI of the registrant’s first amended and restated certificate of incorporation, amended and restated the registrant’s bylaws effective February 24, 2021.  The approved amendments added a new Article X with forum selection provisions. Pursuant to the new provisions, unless the registrant consents in writing to selection of an alternative forum:

•
the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction, the federal district court of the State of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the registrant, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or stockholder of the registrant to the registrant or the registrant’s stockholders, (iii) any action asserting a claim against the registrant or any current or former director, officer, employee, agent or stockholder of the registrant arising pursuant to any provision of the Delaware General Corporation Law (“DGCL”) or the certificate of incorporation or bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim related to or involving the registrant that is governed by the internal affairs doctrine.

•
the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the registrant’s bylaws as amended and restated on February 24, 2021, which are filed as Exhibit 3.1 to this current report.

Item 7.01	Regulation FD Disclosure.

The registrant also hereby furnishes the information set forth in its press release issued on February 24, 2021, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.  The information the registrant furnishes in this report under this Item 7.01, including Exhibit 99.1, is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	3.1*	Bylaws of Kronos Worldwide, Inc. (Amended and Restated as of February 24, 2021).
	99.1*	Press release dated February 24, 2021 issued by the registrant.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

By: /s/ Clarence B. Brown, III
Date: February 24, 2021	Clarence B. Brown, III, Vice President, General Counsel and Secretary